Exhibit 10.5

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Zheng Xiang

Subject: Appointment as Chief Technical Officer of JOCOM HOLDINGS CORP.

Dear Mr. Zheng,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Chief Technical Officer of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Chief Technical Officer, you shall serve as the Company’s principal technology executive and shall be responsible for providing leadership in the development and implementation of the Company’s technology strategy, product innovation, research and development, and technical operations.

Your responsibilities shall include, but are not limited to:

●	Developing and implementing the Company’s technology strategy in support of its business objectives;

●	Leading research and development, product design, and technical innovation initiatives;

●	Overseeing the development, evaluation, and commercialization of the Company’s technologies and products;

●	Providing technical guidance and support to the executive management team and the Board of Directors;

●	Evaluating emerging technologies and recommending strategic technology investments and partnerships;

●	Ensuring that the Company’s technology initiatives are aligned with applicable regulatory requirements, industry standards, and operational objectives; and

●	Performing such other duties and responsibilities as may be assigned by the Board of Directors from time to time.

In carrying out your duties, you shall act in good faith, exercise due care and diligence, and perform your responsibilities in accordance with the Company’s Articles of Incorporation, Bylaws, applicable laws, and policies adopted by the Board of Directors.

Your appointment shall remain effective until your resignation, removal, or until your successor has been duly appointed in accordance with the Company’s governing documents.

Please indicate your acceptance of this appointment by signing and returning a copy of this letter.

The Board looks forward to your leadership and technical expertise in supporting the Company’s continued innovation and growth.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name:	CHAI KOK LEONG
Title:	CEO, DIRECTOR
Date:	August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Zheng Xiang, hereby accept my appointment as Chief Technical Officer of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m., and agree to faithfully discharge the duties and responsibilities of this office.

/s/ ZHENG XIANG
Name:	ZHENG XIANG
Date:	August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Zheng Xiang

Subject: Appointment as Director and Member of the Board of Directors of JOCOM HOLDINGS CORP.

Dear Mr. Zheng,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Director of the Company and a member of its Board of Directors, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As a Director and member of the Board of Directors, you shall participate in the oversight of the Company’s business and affairs and shall exercise the powers, duties, and responsibilities vested in directors under the Company’s Articles of Incorporation, Bylaws, applicable corporate laws, and the resolutions of the Board of Directors.

In your role, you are expected to:

●	Act in good faith and in the best interests of the Company and its shareholders;

●	Exercise the care, diligence, and loyalty required of a director;

●	Attend and actively participate in meetings of the Board of Directors and any committees to which you may be appointed;

●	Review and approve matters requiring Board authorization; and

●	Provide strategic guidance and independent oversight regarding the Company’s business, governance, financial performance, risk management, and regulatory compliance.

Your appointment shall continue until your resignation, removal, or until your successor has been duly elected or appointed in accordance with the Company’s governing documents and applicable law.

Please indicate your acceptance of this appointment by signing below.

The Board welcomes you and looks forward to your valuable contributions to the Company’s continued growth and success.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name:	CHAI KOK LEONG
Title:	CEO, DIRECTOR
Date:	August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Zheng Xiang, hereby accept my appointment as Director of JOCOM HOLDINGS CORP. and a member of its Board of Directors, and agree to faithfully discharge the duties and responsibilities of this office.

/s/ ZHENG XIANG
Name:	ZHENG XIANG
Date:	August 6, 2026